Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)

The accompanying Quarterly Report on Form 10-QSB for the period ended December 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 13, 2008

/s/ Kenneth W. Brimmer

Chief Executive Officer

Date:  February 13, 2008

/s/ Mark Buckrey

Chief Financial Officer